                                                                     Exhibit 3.8


                          AMENDED AND RESTATED BYLAWS



                                      OF




                           PEET'S COFFEE & TEA, INC.

                          (A WASHINGTON CORPORATION)

                               Table of Contents

                                                                                                           Page
ARTICLE I        OFFICES...............................................................................      1
     Section 1.       Registered Office................................................................      1
     Section 2.       Other Offices....................................................................      1
ARTICLE II       CORPORATE SEAL........................................................................      1
     Section 3.       Corporate Seal...................................................................      1
ARTICLE III      SHAREHOLDERS' MEETINGS................................................................      1
     Section 4.       Place of Meetings................................................................      1
     Section 5.       Annual Meeting...................................................................      1
     Section 6.       Special Meetings.................................................................      3
     Section 7.       Notice of Meetings...............................................................      3
     Section 8.       Quorum...........................................................................      4
     Section 9.       Adjournment and Notice of Adjourned Meetings.....................................      5
     Section 10.      Voting Rights....................................................................      5
     Section 11.      Joint Owners of Stock............................................................      5
     Section 12.      List of Shareholders.............................................................      5
     Section 13.      Organization.....................................................................      6
ARTICLE IV       DIRECTORS.............................................................................      6
     Section 14.      Number...........................................................................      6
     Section 15.      Powers...........................................................................      6
     Section 16.      Classes of Directors.............................................................      6
     Section 17.      Vacancies........................................................................      7
     Section 18.      Resignation......................................................................      8
     Section 19.      Removal..........................................................................      8
     Section 20.      Meetings.........................................................................      9
            (a)       Annual Meetings..................................................................      9
            (b)       Regular Meetings.................................................................      9
            (c)       Special Meetings.................................................................      9
            (d)       Telephone Meetings...............................................................      9
            (e)       Notice of Meetings...............................................................      9
            (f)       Waiver of Notice.................................................................      9

                               Table of Contents
                                  (continued)

                                                                                                           Page
     Section 21.      Quorum and Voting................................................................      9
     Section 22.      Action Without Meeting...........................................................     10
     Section 23.      Fees and Compensation............................................................     10
     Section 24.      Committees.......................................................................     10
            (a)       Executive Committee..............................................................     10
            (b)       Other Committees.................................................................     10
            (c)       Term.............................................................................     10
            (d)       Meetings.........................................................................     11
     Section 25.      Organization.....................................................................     11
ARTICLE V        OFFICERS..............................................................................     11
     Section 26.      Officers Designated..............................................................     11
     Section 27.      Tenure and Duties of Officers....................................................     12
            (a)       General..........................................................................     12
            (b)       Duties of Chairman of the Board of Directors.....................................     12
            (c)       Duties of President..............................................................     12
            (d)       Duties of Vice Presidents........................................................     12
            (e)       Duties of Secretary..............................................................     12
            (f)       Duties of Chief Financial Officer................................................     12
     Section 28.      Delegation of Authority..........................................................     13
     Section 29.      Resignations.....................................................................     13
     Section 30.      Removal..........................................................................     13
ARTICLE VI       EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION..     13
     Section 31.      Execution of Corporate Instruments...............................................     13
     Section 32.      Voting of Securities Owned by the Corporation....................................     14
ARTICLE VII      SHARES OF STOCK.......................................................................     14
     Section 33.      Form and Execution of Certificates...............................................     14
     Section 34.      Lost Certificates................................................................     14
     Section 35.      Transfers........................................................................     15
     Section 36.      Fixing Record Dates..............................................................     15

                                      ii.

                               Table of Contents
                                  (continued)


                                                                                                           Page
     Section 37.      Registered Shareholders..........................................................     15
ARTICLE VIII     OTHER SECURITIES OF THE CORPORATION...................................................     16
     Section 38.      Execution of Other Securities....................................................     16
ARTICLE IX       DIVIDENDS.............................................................................     16
     Section 39.      Declaration of Dividends.........................................................     16
     Section 40.      Dividend Reserve.................................................................     16
ARTICLE X        FISCAL YEAR...........................................................................     17
     Section 41.      Fiscal Year......................................................................     17
ARTICLE XI       INDEMNIFICATION.......................................................................     17
     Section 42.      Indemnification of Directors, Executive Officers, Other Officers, Employees
                       and Other Agents................................................................     17
            (a)       Definitions......................................................................     17
            (b)       Right to Indemnification.........................................................     18
            (c)       Advance for Expenses.............................................................     19
            (d)       Court-ordered Indemnification....................................................     19
            (e)       Determination and Authorization of Indemnification...............................     19
            (f)       Indemnification of Executive Officers............................................     20
            (g)       Indemnification of Other Officers, Employees and Agents..........................     21
            (h)       Insurance........................................................................     21
            (i)       Indemnification as a Witness.....................................................     21
            (j)       Report to Shareholders...........................................................     21
            (k)       Shareholder Authorized Indemnification...........................................     21
            (l)       Validity of Indemnification......................................................     22
            (m)       Interpretation...................................................................     22
            (n)       Savings Clause...................................................................     22
            (o)       Nonexclusivity of Rights.........................................................     22
ARTICLE XII      NOTICES...............................................................................     23
     Section 43.      Notices..........................................................................     23
            (a)       Notice to Shareholders...........................................................     23
            (b)       Notice to Directors..............................................................     23

                                     iii.

                               Table of Contents
                                  (continued)


                                                                                                           Page
            (c)       Affidavit of Mailing.............................................................     23
            (d)       Time Notices Deemed Given........................................................     23
            (e)       Methods of Notice................................................................     23
            (f)       Failure to Receive Notice........................................................     23
            (g)       Notice to Person with Whom Communication Is Unlawful.............................     23
            (h)       Notice to Person with Undeliverable Address......................................     24
ARTICLE XIII     AMENDMENTS............................................................................     24
     Section 44.      Amendments.......................................................................     24
ARTICLE XIV      LOANS TO OFFICERS.....................................................................     24
     Section 45.      Loans to Officers................................................................     24

                                      iv.

                          AMENDED AND RESTATED BYLAWS


                                      OF



                           PEET'S COFFEE & TEA, INC.


                          (A WASHINGTON CORPORATION)


     These Bylaws are promulgated pursuant to the Washington Business Corporation Act, as set forth in Title 23B of the Revised Code of Washington.

                                   ARTICLE I

                                    Offices

     Section 1. Registered Office. The registered office of the corporation shall be located in the State of Washington at such place as may be fixed from time to time by the Board of Directors upon filing of such notices as may be required by law, and the registered agent shall have a business office identical with such registered office. Any change in the registered agent or registered office shall be effective upon filing such change with the office of the Secretary of State of the State of Washington.

     Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Washington, as the Board of Directors may from time to time determine or the business of the corporation may require.

                                  ARTICLE II

                                Corporate Seal

     SECTION 3. Corporate Seal. The Board of Directors shall adopt a corporate seal for the corporation which shall have inscribed thereon the name of the corporation, the year and state of incorporation and the words, "Corporate Seal."

                                  ARTICLE III

                             Shareholders' Meetings

     SECTION 4. Place of Meetings. Meetings of the shareholders of the corporation shall be held at such place, either within or without the State of Washington, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the principal office of the corporation required to be maintained pursuant to Section 2 hereof.

     SECTION 5.   Annual Meeting

          (a) The annual meeting of the shareholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held

                                       1.

each year, on such date and at such time as may be designated from time to time by the Board of Directors.

          (b) At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business and (v) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a shareholder proposal. Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholders' meeting, shareholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

          (c) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

                                       2.

     Section 6.   Special Meetings

          (a) Special meetings of the shareholders of the corporation may be called, for any purpose or purposes, by (i) a majority of the Board of Directors, (ii) the Chairperson of the Board (if one be elected), or (iii) the Chief Executive Officer. Any special meeting shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

     At any time or times that the corporation is subject to Section 2115(b) of the California General Corporation Law ("CGCL"), shareholders holding five percent (5%) or more of the outstanding shares shall have the right to call a special meeting of shareholders only as set forth in Section 18(b) herein.

          (b) If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the shareholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons properly requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

     Section 7.   Notice of Meetings.

          (a) Notice. Except as otherwise provided by law or the Articles of Incorporation, written notice of each meeting of shareholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting, such notice to specify the place, date and hour of the meeting. In the case of a special meeting, the written notice shall also state with reasonable clarity the purpose or purposes for which the meeting is called and the actions sought to be approved at the meeting. No business other than that specified in the notice may be transacted at a special meeting.

          (b) Delivery. If mailed in the United States, such notice shall be deemed to be delivered when deposited in the United States mail, with first class postage thereon pre-paid, addressed to the shareholder at his address as it appears on the corporation's record of shareholders. If mailed outside the United States, such notice shall be deemed to be delivered five (5) days after being deposited in the mail, with first-class airmail postage thereon, return receipt requested, addressed to the shareholder at the shareholder's address as it appears on the Corporation's record of shareholders.

          (c) Waiver of Notice. Notice of the time, place and purpose of any meeting of shareholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any shareholder by his attendance thereat in

                                       3.

person or by proxy, except when the shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any shareholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

          (d) Proposed Articles of Amendment or Dissolution. If the business to be conducted at any meeting includes any proposed amendment to the Articles of Incorporation or the proposed voluntary dissolution of the corporation, then the written notice shall be given not less than twenty (20) nor more than sixty (60) days before the meeting date and shall state that the purpose or one of the purposes is to consider the advisability thereof, and, in the case of a proposed amendment, shall be accompanied by a copy of the amendment.

          (e) Proposed Merger, Consolidation, Exchange, Sale, Lease, or Disposition. If the business to be conducted at any meeting includes any proposed plan of merger or share exchange, or any sale, lease, exchange, or other disposition of all or substantially all of the corporation's property otherwise than in the usual or regular course of its business, then the written notice shall state that the purpose or one of the purposes is to consider the proposed plan of merger or share exchange, sale, lease, or disposition, as the case may be, shall describe the proposed action with reasonable clarity, and, if required by law, shall be accompanied by a copy or a detailed summary thereof; and written notice shall be given to each shareholder of record, whether or not entitled to vote at such meeting, not less than twenty (20) nor more than sixty
(60) days before such meeting, in the manner provided in this Section 7.

          (f) Declaration of Mailing. A declaration of the mailing or other means of giving any notice of any shareholders' meeting, executed by the Secretary, Assistant Secretary, or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

     Section 8. Quorum. At all meetings of shareholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exist with respect to that matter. In the absence of a quorum, any meeting of shareholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The shareholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the vote cast in all matters other than the election of directors, the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Except as otherwise provided by statute, the Articles of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of Incorporation or these

                                       4.

Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

     Section 9. Adjournment and Notice of Adjourned Meetings. Any meeting of shareholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. However, if a new record date for the adjourned meeting is or must be fixed in accordance with the Washington Business Corporation Act, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date.

     Section 10. Voting Rights. For the purpose of determining those shareholders entitled to vote at any meeting of the shareholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 36 of these Bylaws, shall be entitled to vote at any meeting of shareholders. Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with RCW 23B.07.220. An agent so appointed need not be a shareholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

     Section 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the a court of competent jurisdiction for relief as provided in the RCW 23B.07.240. If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

     Section 12. List of Shareholders. The corporation shall prepare and make, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be

                                       5.

produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any shareholder who is present.

     Section 13.  Organization

          (a) At every meeting of shareholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the shareholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

          (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to shareholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV

                                   Directors

     Section 14. Number The authorized number of Directors of the corporation shall be fixed in accordance with the Articles of Incorporation. Directors need not be shareholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the shareholders called for that purpose in the manner provided in these Bylaws.

     Section 15. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Articles of Incorporation.

     Section 16.  Classes of Directors.

          (a) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. At each annual meeting of shareholders, directors shall be elected for a term of three years to succeed the directors of the class whose terms expire at such annual meeting. During such time or times that the corporation is subject to Section 2115(b) of the CGCL, this Section 16(a) shall become effective and apply

                                       6.

only when the corporation is a "listed" corporation within the meaning of
Section 301.5 of the CGCL.

          (b) If the corporation is unable to have a classified Board of Directors under applicable law, Section 16(a) of these Bylaws shall not apply and all directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting.

          (c) No shareholder entitled to vote at an election for directors may cumulate votes to which such shareholder is entitled, unless, at the time of the election, the corporation (i) is subject to (S)2115(b) of the CGCL and (ii) is not or ceases to be a "listed" corporation under Section 301.5 of the CGCL. During this time, every shareholder entitled to vote at an election for directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are otherwise entitled, or distribute the shareholder's votes on the same principle among as many candidates as such shareholder thinks fit. No shareholder, however, shall be entitled to so cumulate such shareholder's votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting and
(ii) the shareholder has given notice at the meeting, prior to the voting, of such shareholder's intention to cumulate such shareholder's votes. If any shareholder has given proper notice to cumulate votes, all shareholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

     Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     Section 17.  Vacancies

          (a) Unless otherwise provided in the Articles of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of Directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by shareholders, except otherwise provided by law, be filled only by the affirmative vote of a majority of the Directors then in office, even though less than a quorum of the Board of Directors, and not by the shareholders. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the Director for which the vacancy was created or occurred and until such Director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any Director.

          (b) Subject to the provisions of Section 17(c) below, if at the time of filling any vacancy or any newly created directorship the directors then in office shall constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all Directors in office.

                                       7.

          (c) At any time or times that the corporation is subject to Section 2115(b) of the CGCL, if, after the filling of any vacancy, the directors then in office who have been elected by shareholders shall constitute less than a majority of the directors then in office, then

               (1) Any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for those directors may call a special meeting of shareholders; or

               (2) The Superior Court of the proper county shall, upon application of such shareholder or shareholders, summarily order a special meeting of shareholders, to be held to elect the entire board, all in accordance with Section 305(c) of the CGCL. The term of office of any director shall terminate upon that election of a successor.

     Section 18. Resignation. Any Director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more Directors shall resign from the Board of Directors, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

     Section 19.  Removal

          (a)  During such time or times that the corporation is subject to
Section 2115(b) of the CGCL, the Board of Directors or any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director's removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director's most recent election were then being elected.

          (b)  At any time or times that the corporation is not subject to
Section 2115(b) of the CGCL and subject to any limitations imposed by law,
Section 19(a) above shall no longer apply and removal shall be effected only for cause.

     Section 20.  Meetings

          (a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of shareholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

                                       8.

          (b) Regular Meetings. Unless otherwise restricted by the Articles of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Washington which has been designated by the Board of Directors and publicized among all directors. No formal notice shall be required for a regular meeting of the Board of Directors.

          (c) Special Meetings. Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Washington whenever called by the Chairman of the Board, the President or a majority of the authorized number of directors.

          (d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

          (e) Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, postage prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          (f) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 21.  Quorum and Voting

          (a) Unless the Articles of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation; provided, however, at any meeting, whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

          (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

                                       9.

     Section 22. Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     Section 23. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

     Section 24.  Committees

          (a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of two (2) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the shareholders, any action or matter expressly required by the Revised Code of Washington to be submitted to shareholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation.

          (b) Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of two (2) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

          (c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock, the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from

                                      10.

voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     (d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

     Section 25. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President (if a director), or if the President is absent, the most senior Vice President, (if a director) or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                   ARTICLE V

                                    Officers

     Section 26. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

                                      11.

     Section 27.  Tenure and Duties of Officers

          (a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

          (b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the shareholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 27.

          (c) Duties of President. The President shall preside at all meetings of the shareholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

          (d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

          (e) Duties of Secretary. The Secretary shall attend all meetings of the shareholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the shareholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

          (f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the

                                      12.

corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     Section 28. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

     Section 29. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

     Section 30. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI

                 Execution Of Corporate Instruments And Voting
                     Of Securities Owned By The Corporation

     Section 31. Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

     All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

     Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

                                      13.

     Section 32. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

                                  ARTICLE VII

                                Shares Of Stock

     Section 33. Form and Execution of Certificates. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

     Section 34. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

                                      14.

     Section 35.  Transfers

          (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

          (b) The corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such shareholders in any manner not prohibited by the Revised Code of Washington.

     Section 36.  Fixing Record Dates

          (a) In order that the corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten
(10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          (b) In order that the corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     Section 37. Registered Shareholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Washington.

                                 ARTICLE VIII

                      Other Securities Of The Corporation

     Section 38. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 33), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or

                                      15.

such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                  ARTICLE IX

                                   Dividends

     Section 39. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Articles of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation and applicable law.

     Section 40. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                                  Fiscal Year

     Section 41. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                      16.

                                  ARTICLE XI

                                Indemnification

     Section 42. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

          (a)  Definitions.  For purposed of this article XI:

               (1) "Corporation" includes any domestic or foreign predecessor entity of the corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (2) "Director" means an individual who is or was a director of the corporation or an individual who, while a director of the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

               (3) "Expenses" include counsel fees.

               (4) "Liability" means the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

               (5) "Official capacity" means: (i) when used with respect to a director, the office of director in the corporation; and (ii) when used with respect to an individual other than a director, as contemplated in Article IX, Section (f) of these Bylaws the office in the corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the corporation. "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise.

               (6) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

          (b)  Right to Indemnification.

               (1) The corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of an proceeding to which the director was a party because of being a director of the corporation, against all reasonable expenses incurred by the director in connection with the proceeding.

                                      17.

               (2) Except as provided in subsection (b)(5), the corporation shall indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if:

                   (i)   The individual acted in good faith; and

                   (ii)  The individual reasonably believed:

                         (A) In the case of conduct in the individual's official
capacity with the corporation, that the individual's conduct was in the corporation's best interests; and

                         (B) In all other cases, that the individual's conduct
was at least not opposed to the corporation's best interests; and

                   (iii) In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.

               (3) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (b)(2)(ii).

               (4) The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this Section.

               (5) The corporation shall not indemnify a director under this subsection (b):

                   (i) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                   (ii) In connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

               (6) Indemnification under this Article XI, subsection (b) in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

                                      18.

          (c) Advance for Expenses.

              (1) The corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding and in advance of any determination and authorization of indemnification pursuant to Article XI, subsection (e) of these Bylaws if:

                  (i) The director furnishes the corporation a written affirmation of the director's good faith belief that the director has met the standard of conduct described in subsection (b) of this Article XI; and

                  (ii) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct.

              (2) The undertaking required by subsection (c)(1)(ii) must be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

              (3) Authorization of payments under this subsection (c) may be made by resolution adopted by the shareholders or board or directors, or by contract.

          (d) Court-ordered Indemnification. A director of the corporation who is a party to a proceeding may apply for indemnification or advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court after giving any notice the court considers necessary may order indemnification or advance of expenses if it determines:

              (1) The director is entitled to mandatory indemnification under subsection b(1) of this Article XI, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification;

              (2) The director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in subsection (b) of this Article XI, or was adjudged liable as described in subsection (b)(5) of this Article XI, but if the director was adjudged so liable, the director's indemnification is limited to reasonable expenses incurred unless the Articles of Incorporation or a bylaw, contract, or resolution approved and ratified by the shareholders pursuant to subsection (k) of this Article XI provides otherwise; or

              (3) In the case of an advance of expenses, the director is entitled pursuant to the Articles of Incorporation, Bylaws, or any applicable resolution or contract, to payment or reimbursement of the director's reasonable expenses incurred as a party to the proceeding in advance of final disposition of the proceeding.

          (e) Determination and Authorization of Indemnification.

              (1) The corporation shall not indemnify a director under this
Article XI unless authorized in the specific case after a determination has been made that

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

indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b)(2) of this
Article XI.

              (2) The determination shall be made:

                  (i) By the Board of Directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding;

                  (ii) If a quorum cannot be obtained under (i) of this subsection, by majority vote of a committee duly designated by the Board of Directors, in which designation directors who are parties may participate, consisting solely of two or more directors not at the time parties to the proceeding;

                  (iii) By special legal counsel:

                        (A) Selected by the Board of Directors or its committee in the manner prescribed in (i) or (ii) of this subsection; or

                        (B) If a quorum of the Board of Directors cannot be obtained under (i) of this subsection and a committee cannot be designated under
(ii) of this subsection, selected by majority vote of the full Board of Directors, in which selection directors who are parties may participate; or

                  (iv) By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

              (3) Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subsection (2)
(iii) to select counsel.

          (f) Indemnification of Executive Officers.

              (1) An executive officer of the corporation shall be indemnified under subsection (b)(1) of this Article XI, and is entitled to apply for court-ordered indemnification under subsection (d) of this Article XI, in each case to the same extent as a director; and

              (2) The corporation shall indemnify and advance expenses under subsections (b) through (e) and subsection (k) of this Article XI to an executive officer to the same extent as to a director; and

              (3) The corporation may also indemnify and advance expenses to an executive officer to the extent, consistent with law, that may be provided by the Articles of Incorporation, a Bylaw, a general or specific action of its Board of Directors, or contract.

              (4) An executive officer who is also a director of the corporation is limited to the indemnification rights of directors set forth in subsections
(b) through (e) and

                                      20.

subsection (k) of this Article XI, regardless of the capacity in which the individual is made a party to a proceeding.

          (g) Indemnification of Other Officers, Employees and Agents.

              (1) The corporation may indemnify other officers, employees and agents of the corporation under subsection (b)(1) of this Article XI, and may afford the right to such other officers, employees or agents to apply for court-ordered indemnification under Section (d) of this Article XI, in each case to the same extent as a director; and

              (2) The corporation may indemnify and advance expenses under subsections (b) through (e) and subsection (k) of Article XI to other officers, employees or agents of the corporation to the same extent as to a director;

              (3) The corporation may also indemnify and advance expenses to other officers, employees or agents to the extent, consistent with law, that may be provided by a general or specific action of its Board of Directors, or contract; and

              (4) An employee, other officer or agent who is also a director of the corporation is limited to the indemnification rights of directors set forth in subsections (b) through (e) and subsection (k) of this Article XI, regardless of the capacity in which the individual is made a party to a proceeding.

          (h) Insurance. The corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against liability asserted against or incurred by the individual in that capacity or arising from the individual's status as a director, officer, employee, or agent, whether or not the corporation would have power to indemnify the individual against the same liability under this Article XI.

          (i) Indemnification as a Witness. This Article XI does not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with the director's appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent to the proceeding.

          (j) Report to Shareholders. If the corporation indemnifies or advances expenses to a director pursuant to this Article XI in connection with a proceeding by or in the right of the corporation, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting.

          (k) Shareholder Authorized Indemnification.

              (1) If authorized by the Articles of Incorporation, a Bylaw adopted or ratified by the shareholders, or a resolution adopted or ratified, before or after the event, by the shareholders of the corporation, the corporation shall have the power to indemnify or agree to indemnify a director made a party to a proceeding, or obligate itself to advance or reimburse

                                      21.
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expenses incurred in a proceeding, without regard to the limitations contained in Sections (b) through (e) of this Article XI; provided that no such indemnity shall indemnify any director from or on account of:

                  (i) Acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law;

                  (ii) Conduct of the director finally adjudged to be an unlawful distribution under RCW 23B.08.310; or

                  (iii) Any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property, or services to which the director was not legally entitled.

              (2) Unless the Articles of Incorporation, or a Bylaw, or a resolution adopted or ratified by the shareholders of the corporation provides otherwise, any determination as to any indemnity or advance of expenses under subsection (1) of this Section (k) shall be made in accordance with Section (e) of this Article XI.

          (l) Validity of Indemnification. A provision addressing the corporation's indemnification of or advance for expenses to directors that is contained in these Bylaws, a resolution of its shareholders or Board of Directors, or in a contract or otherwise, is valid only if and to the extent the provision is consistent with RCW 23B.08.500 through 23B.08.580.

          (m) Interpretation. The provisions contained in this Article XI shall be interpreted and applied to provide indemnification to directors, officers, employees and agents of the corporation to the fullest extent allowed by applicable law, as such law may be amended, interpreted and applied from time to time.

          (n) Savings Clause. If this Article XI or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the corporation shall nevertheless indemnify each director as to reasonable expenses and liabilities with respect to any proceeding, whether or not brought by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article XI that shall not have been invalidated, or by any other applicable law.

          (o) Nonexclusivity of Rights. The right to indemnification under this
Article XI for directors, officers, employees and agents shall not be exclusive of any other right which any person may have, or hereafter acquire, under any statute, provision of the Articles of Incorporation, Bylaws, other agreement, vote of shareholders or disinterested directors, insurance policy, principles of common law or equity, or otherwise.

                                      22.

                                  ARTICLE XII

                                    Notices

     Section 43.  Notices

          (a) Notice to Shareholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any shareholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

          (b) Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

          (c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the shareholder or shareholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

          (d) Time Notices Deemed Given. All notices given by mail or by overnight delivery service, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

          (e) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

          (f) Failure to Receive Notice. The period or limitation of time within which any shareholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such shareholder or such director to receive such notice.

          (g) Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Articles of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Revised Code of Washington, the certificate shall state, if

                                      23.

such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

          (h) Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Articles of Incorporation or Bylaws of the corporation, to any shareholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Revised Code of Washington, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

                                 ARTICLE XIII

                                  Amendments

     Section 44. Amendments. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the authorized number of directors. The shareholders shall also have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Articles of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the corporation.

                                  ARTICLE XIV

                               Loans To Officers

     Section 45. Loans to Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

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